

NEXEON

Nexeon MedSystems Inc.

Corporate Overview

www.nexeonmed.com

Safe Harbor Statement

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "will," "may," "plans," "potential," "preliminary," "anticipates", "believes", "plans", "expects", "future", "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including those set forth in the sections titled "Risk Factors" in our filing with the Securities and Exchange Commission. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

Any forward-looking statement in this presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future

Nexeon Overview

Best-in-Class Device

Neurostimulation device combining current steering, directional leads, closed loop sensing all on a rechargeable platform

Large Addressable Market

Existing $700M market[1] with EU/US reimbursement

Multiple Near-Term Catalysts

CE Mark and FDA approvals pending

Potential licensing / partnership opportunities

Protected Platform

~150 patent matters from Medtronic / Siemens

Current Business Highlights

Existing profitable OEM business with long term contracts

[1]Neuromodulation Devices: Market Size, Segmentation, Growth, Competition and Trends (1st ed., p. 35, Rep.). (n.d.). DeciBio Consulting, LLC.

Leadership



WILL ROSELLINI
Chairman, CEO

- 6 advanced degrees related to neurotechnology
- 15-yr vet in neurotech
- 4 successful exits (MTI in pivotal studies)

MicroTransponder
DSS MARATHON TeleMend Medical



BRIAN BLISCHAK
President, CCO

- Neuroengineer with 20 yrs in medical device field
- Successfully led 3 neurostimulation product launches from new product to US approval

SJM Johnson & Johnson



CHRIS MILLER
CFO

- 15+ yrs serving as CFO, treasurer, and interim CFO for wide variety of early-stage & non-profit organizations, both public & private

WindGen Doherty & Co., LLC

DBS Market: Our Primary Opportunity



$590
$643
$701
$764
$833
$910
1
2
3
4
5
6

9%

CAGR 2015-2020[1]



US MARKET SHARE[2]



OUS MARKET SHARE[2]
MDT
STJ
BSX

- Large, robust provider network with established $700M+ annual revenue
- Strong reimbursement
- Believed to be an underpenetrated market with potentially growing patient base
- Anemic innovation for over 20 years – industry ripe for disruption
- Closed-loop stimulation at the forefront for the market

[1] Neuromodulation Devices: Market Size, Segmentation, Growth, Competition and Trends (1st ed., p. 35, Rep.). (n.d.). Decibio Consulting, LLC.
[2] Neurostimulation Devices Market Size By Product (Deep Brain, Gastric Electric, Spinal Cord, Sacral Nerve, Vagus Nerve), By Application (Pain Management, Epilepsy, Essential Tremor, Urinary and Fecal Incontinence, Depression, Dystonia, Gastroparesis, Parkinson's Disease), Industry Analysis Report, Regional Outlook (U.S., Canada, Germany, UK, France, Italy, Japan, China, India, Mexico, Brazil, South Africa), Application Development, Competitive Landscape & Forecast, 2017 – 2024 (pp. 1-130, Rep. No. GMI436). (2018). Selbyville, Delaware: Global Markets Insights.

Viant™

Designed to alleviate shortcomings in today's therapy, resulting in potentially fewer compromises for MD's and patients


TWO-WAY
DATA FLOW

Existing DBS devices are unable to record brain function necessitating a trial and error adjustment process which relies on a patient's observable symptoms.

This requires multiple doctor visits to achieve optimal stimulation patterns to treat each individual patient.



Benefits

Designed to detect, measure and collect brain signals while simultaneously providing targeted DBS therapy to reduce the need for poorly reimbursed and lengthy, painful reprogramming visits.

Rechargeable technology designed to reduce the number of surgeries for patients and allow unconstrained use of the sensing ability.

Asleep Procedure - Using brain signals, patients will have the potential to one day be able to have an implant done under general anesthesia, removing one of the greatest hesitations for patients to undergo the surgery.

Data Integration – Designed to record and store large amounts of neural data for the first time, integrated into our cloud based Neural Hub.

Adaptive DBS

- Significant unmet need for alternative to trial-and-error based manual DBS reprogramming
  - Reduce physician burden
  - Facilitate use of more complex lead designs, potentially contributing to greater patient benefit

	Manual	Adaptive
Basis for Adjustment	Observable symptoms and side effects	Brain signal detection and measurement
Time to Optimization	18-32 hours over multiple doctor visits during first year post-procedure	Near-real-time, based on defined parameters
Lead Design	Simple: Cylindrical Contacts	Complex: Directional Leads

Algorithmic Reprogramming has the potential to maximize therapeutic benefit while mitigating side effects

Source: Daria Nesterovich Anderson *et al* 2017 *J. Neural Eng.*

Our Goal: To Address Unmet Needs

NEXEON


ON
SYNAPSE

NEXEON	Boston Scientific	SJM	Rechargeable, one surgery versus multiple
NEXEON	Boston Scientific		16 controllable current source enables customized therapy
NEXEON	Boston Scientific	SJM	Directional leads designed to increase efficacy and potentially lower side effects
NEXEON	Medtronic		Recording designed to enable disease discovery to lower reprogramming time
NEXEON	Medtronic		Pathway to closed loop stimulation, 24/7 patient symptom optimization
NEXEON	Medtronic		Deliver any conceivable waveform; designed to enable new discoveries and potentially create IP opportunities
NEXEON	Medtronic		Neural Hub Analytics Platform, Dropbox for neurologists designed to make new discoveries and optimize patient care

Uniquely positioned platform, combining all necessary capabilities to advance DBS

Clinical Results

Encouraging outcome for both patient & surgeon

"The described excellent surgical response adds to the notion that combined thalamic and pallidal DBS is a safe and effective treatment option in selected MDS patients"

"The used deep brain stimulation device has proven safe and efficient for the multi-electrode treatment"

-C.K.E. Moll, et al: Long-term follow-up of concomitant thalamic and palladial stimulation in a dystonic head tremor patient using the Nuviant Medical Synapse™ System

Minimal adverse effects reported after 5 years

Data accepted for presentation at EFSSN conference Sept 2016

2017 Acute clinical study, N=6 to optimize signal to noise in LFP recording

Sales and Marketing Leadership



BRIAN BLISCHAK

President, Chief Commercial Officer

- >20 years' experience in medical device field; 16 years' experience in neuromodulation
- SVP Sales and Marketing at ImThera Medical, developer of implantable neurostimulation system for sleep apnea
    - Expanded customer base from 1 to 28 implanting centers in 8 countries
- 12 years in Neuromodulation Division at St. Jude Medical
    - Led commercial launch of two DBS product families (>20 products) in more than 15 countries
    - Led enrollment and management for U.S. DBS pivotal trials (136 patients across 15 sites)
    - Recruited and led 10-member upstream and downstream marketing and clinical support team



DANIEL POWELL

VP of Sales Marketing

- >20 years' experience working with advanced technology products; 12 years experience in neuromodulation
- Director of Global Marketing at LivaNova
    - Led global marketing for Company's flagship $315m VNS Epilepsy Therapy business
    - Launched Cyberonics AspireSR in US market; first implantable device for seizure detection and response
- Director, Product Management at St. Jude Medical
    - Launched DBS franchise in key European markets
    - Led all upstream marketing activities for neuromodulation division
    - Actively engaged with prescribing physicians

European Market Sales Goals and Market Size

Initial Target Hospitals in Each Country Implant 75-150 Units Per Year

Estimated Targeted Annual Implants[1]


UK
290+
Netherlands
200+
Germany
1,700+
Austria
200+
France
1,900+
Spain
1,000+

Management's past experience suggests minimal sales force required to achieve 10% market penetration

[1]Source: Company Estimates Based on Reasonable Assumptions

US Commercialization Summary

Provider Network → **US Reimbursement** → **Procedure** → **Potential Opportunity**



Average private-pay reimbursement rates	
Implantable Pulse Generator - Neurostimulator	$26,900
Extensions - 8 Channel X2	2,000
Lead - 8 Channel Directional X2	8,000
Patient Programmer	1,190
Charger	2,390
Total System Sales Price	**$40,480**

Profitable for physicians and hospitals

NEXEON

Attractive margins at scale

Health Economics
Strong health economic with rechargeable battery

Hospital Competitiveness
Attract patients who want asleep procedure

Technology
Cutting edge technology

Patient / Caregiver Value
Designed to provide value to patient / caregiver by lowering reprogramming time and visits

Established Market | **Strong Health Economics** | **Known Reimbursements** | **Competitive Differentiators**

Global Neurostimulation Market Expected to Exceed $16 Billion by 2024[1]




$2.6B
$4.5B
$16B
2012
2016
2024
SCS (Spinal Cord Stimulation)
SNS (Sacral Nerve Stimulation)
Others
DBS (Deep Brain Stimulation)
VNS (Vagus Nerve Stimulation)

[1] Source: Neurostimulation Devices Market Size By Product (Deep Brain, Gastric Electric, Spinal Cord, Sacral Nerve, Vagus Nerve), By Application (Pain Management, Epilepsy, Essential Tremor, Urinary and Fecal Incontinence, Depression, Dystonia, Gastroparesis, Parkinson's Disease), Industry Analysis Report, Regional Outlook (U.S., Canada, Germany, UK, France, Italy, Japan, China, India, Mexico, Brazil, South Africa), Application Development, Competitive Landscape & Forecast, 2017 – 2024 (pp. 1-130, Rep. No. GMI436). (2018). Selbyville, Delaware: Global Markets Insights.

Competitive Landscape and Fit

	Company	Overview	Barrier to Compete
DBS Companies	**Boston Scientific**	Gaining EU market share from Medtronic[1]; Received US approval December, 2017	System change to add sensing 3-4 years; Focused on US market entry
	Medtronic	Largest company in DBS[1]	Complete system redesign on all major features 4-5 years
	Abbott	Gaining EU market share from Medtronic[1]	Complete system redesign on all major features: 4-5 years
Non-DBS Companies	**Nevro**	New company to the SCS pain market	Complete development from inception 4-5 years
	Nuvectra	5th place in the SCS pain market[2], focused on expanding into sacral nerve stimulation for incontinence and overactive bladder	Complete development from inception 4-5 years, licensed DBS program to Aleva
	Galvani	Completed OEM manufacturing agreement with Nexeon for 60 units in Q1	Focused primarily on industry partnerships[3]
	LivaNova	Strong global VNS for Epilepsy business	Complete development from inception

[1] Morgan Stanley: NANS 2017: The Field is Evolving; [2] SunTrust Robinson Humphrey: NVTR, The SCS Alternative; [3] Electroceuticals: the 'bankers' gamble that could pay off for GlaxoSmithKline

Manufacturing Business: Historical Revenues & Synergies



	2013	2014	2015	2016	2017
Total Revenue	$5.6M	$6.4M	$6.1M	$6.1M	$7.4M
Revenue Growth	-7%	14%	-5%	0%	21%
Gross Profit	$1.9M	$2.1M	$1.9M	$1.9M	$2.1M
EBITDA	$618,276	$634,567	$475,172	$609,164	$695,200
EBITDA/GP Margin %	33%	30%	25%	32%	33%

Unaudited: Reflects Medi-Line Fiscal Year Apr-Mar and adjusted to U.S. GAAP.
Euros converted to U.S. dollars at historic conversion rates.

Synergies include **supply chain** and **lead manufacturing,** potentially leading to 2nd product launch

- Attractive cash flows and EBITDA margins
- Long-term contracts with key accounts
- Production capacity to support growing pipeline

Intermittent neurostimulation program

Auricular vagus nerve stimulation ("aVNS)

- Multiple completed and ongoing studies
- 510K clearance pathway along with de Novo pathway for new indications



Autonomic Dysfunction

- Studies in progress
- Atrial fibrillation
- Congestive Heart Failure

*The risk of developing Atrial Fibrillation at age 40 is **1 in 4**[1]*

Annual Economic **COSTS** of atrial fibrillation[2]

estimated **~$4,700** per patient

$6.65B with **276,000** ER visits and **350,000** hospitalizations

[1] http://www.preventat-strokecrisis.org/; [2] https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3324990/

Intellectual Property Portfolio


Patents Pending 7
13 Patents Granted


Patents Pending 6
68 Patents Granted



Proprietary IPG
(Synaptix acquisition)

Remote Monitoring
(Medtronic portfolio)





Internet of Medical Things
(Siemens portfolio)

Transvascular Stimulation
(Bates, MD portfolio)



Anticipated Timeline

2018

Q3

~$5.4M non-dilutive
Non-dilutive funding to support DBS post-market study

Q4

DBS CE Technical File
Filing for CE Mark for sales in EU – Parkinson's, Essential Tremor, and Dystonia

aVNS data
1) Atrial Fibrillation N=20
2) Language acquisition N=60

Q1

DBS PMA Target Filing

Q2

Targeted DBS CE Mark Approval

2019

Q3

DBS European Sales

Q4

DBS PMA Target Approval

VNS Epilepsy PMA Target Submission



NEXEON

Nexeon MedSystems Inc.

Corporate Overview

www.nexeonmed.com